Supplement dated November 12, 1998 to:
Mosaic Equity Trust and Mosaic Income Trust Prospectuses dated May 1, 1998 Mosaic Government Money Market and Mosaic Tax-Free Trust Prospectuses dated February 1, 1998
Mosaic Focus Fund Prospectus dated July 9, 1998

Each Mosaic fund is distributed by Mosaic Funds Distributor, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. Mosaic Funds Distributor, LLC receives no compensation for providing this service.